STATEMENT OF ADDITIONAL INFORMATION

USCF ETF TRUST

Stock Split Index Fund — TOFR*

July 16, 2014, as amended September 26, 2014, March 4, 2015 and May 8, 2015

* Principal U.S. Listing Exchange: NYSE Arca, Inc

This Statement of Additional Information (“SAI”) is not a Prospectus. It should be read in conjunction with the current Prospectus (“Prospectus”) for Stock Split Index Fund (the “Fund”) of USCF ETF Trust (the “Trust”). A copy of the Prospectus for the Fund may be obtained, without charge, by calling 1-800-920-0259 or visiting www.stocksplitindexfund.com, or writing to the Trust, c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203.

Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted.

No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus and, if given or made, such information or representations may not be relied upon as having been authorized by the Trust.

The SAI does not constitute an offer to sell securities.

GENERAL DESCRIPTION OF THE TRUST AND THE FUND

The Trust was organized as a Delaware statutory trust in accordance with a Declaration of Trust dated November 6, 2013. The Declaration of Trust was Amended and Restated on June 16, 2014. The Trust is authorized to have multiple segregated series or portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The Trust currently consists of one series, the Stock Split Index Fund (the “Fund”), and this SAI relates only to the Fund. Other series may be added to the Trust in the future. The shares of the Fund are referred to herein as “shares.” The offering of shares is registered under the Securities Act of 1933 (the “Securities Act”).

The Fund is managed by USCF Advisers LLC (the “Adviser”). The Adviser has been a registered investment adviser with the Securities and Exchange Commission (the “SEC”) since July 1, 2014 and is a wholly-owned subsidiary of Wainwright Holdings, Inc.

Shares trade on the NYSE Arca, Inc. (the “Listing Exchange”) at market prices that may be below, at, or above NAV.

The Fund offers and issues shares at net asset value (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Basket”), generally in exchange for a basket of equity securities included in the Fund’s portfolios (the “Deposit Securities”). Shares of the Fund are redeemable only in Redemption Baskets and generally, in exchange for Deposit Securities.

Creation Baskets and Redemption Baskets are aggregations of a stipulated “block” of shares, currently 20,000 shares. In the event of the liquidation of the Fund, the Trust may lower the number of shares in a Redemption Basket.

EXCHANGE LISTING AND TRADING

There can be no assurance that the requirements of the Listing Exchange necessary for the Fund to maintain the listing of its shares will continue to be met. The Listing Exchange will consider the suspension of trading and delisting of the shares from listing if, following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the shares the Fund for 30 or more consecutive trading days or such other event shall occur or condition exist that, in the opinion of the Listing Exchange, makes further trading on the Listing Exchange inadvisable. The Listing Exchange will remove the shares from listing and trading upon terminations of the Fund.

As in the case of other stocks traded on the Listing Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of the shares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund has a distinct investment objective and policies. There can be no assurance that a Fund’s objective will be achieved. The Fund seeks to track the price and yield performance, before fees and expenses, of the 2 For 1 Index (the “Index”).

The investment objective and investment policies not specifically designated as fundamental may be changed without shareholder approval. Additional information the Fund, its policies, and the investment instruments it may hold, is provided below.

The Fund’s share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions. The Fund should not be relied upon as a complete investment program.

Investment Restrictions

The investment restrictions set forth below have been adopted by the Board of Trustees (the “Board”) as fundamental policies that cannot be changed with respect to the Fund without the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund. The investment objective of the Fund and all other investment policies or practices of the Fund are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. For purposes of the 1940 Act, a “majority of the outstanding voting securities” means the lesser of the vote of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the shares of the Fund.

For purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund. With respect to the Fund’s fundamental investment restriction A (below), asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

As a matter of fundamental policy, the Fund may not:

A.	Borrow money, except to the extent permitted by applicable law.

B.	Make loans except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. For example, Sections 17 and 18 of the 1940 Act relate to certain transactions and the capital structure of investment companies. Such provisions can inhibit an investment company’s ability to make loans.

C.	Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act, in the disposition of restricted securities or in connection with investments in other investment companies.

D.	Purchase, hold or deal in real estate, although the Fund may purchase and sell securities or other investments that are secured by real estate or invest in securities or other instruments issued by issuers that invest in real estate.

E.	Purchase or sell commodities or commodity contracts, except as permitted under the 1940 Act or unless acquired as result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts. This restriction shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rate and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities. Notwithstanding this fundamental policy, the Fund cannot invest in derivatives until such time as the Fund has exemptive relief that permits such investments.

F.	Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. Section 18(f) of the 1940 Act regulates the requisite asset coverage and permissible classes; such restrictions have been interpreted by the SEC Staff and subsequent rules and regulations have been issued.

As a matter of fundamental policy, the Fund may purchase any security that would cause the Fund to concentrate 25% or more of its investments in the securities of issuer primarily engaged in any particular industry or group of industries to the extent the Index (which may be changed) is concentrated in the securities of issuers primarily engaged in any particular industry or group of industries, but will not concentrate in the securities of issuers primarily engaged in any particular industry or group of industries at any time when the Index is not concentrated. This policy does not apply to investments in securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby, and futures and options transactions issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.

INVESTMENT STRATEGIES AND RISKS

A description of the risks associated with an investment in the Fund is contained in the Fund’s Prospectus under the headings “Principal Risks,” “Additional Description of the Principal Risks of the Fund,” and “Additional Risks.” The discussion below supplements, and should be read in conjunction with, such sections of the Fund’s Prospectus.

General

Investment in the Fund should be made with an understanding that the value of the portfolio of securities held by the Fund may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks generally and other factors.

Credit Risk

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

Liquidity Risk

Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

Leverage Risk

Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.

Interest Rate Risk

Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

Certain of the Fund’s investments may be valued, in part, by reference to the relative relationship between interest rates on tax-exempt securities and taxable securities, respectively. When the market for tax-exempt securities underperforms (or outperforms) the market for taxable securities, the value of these investments may be negatively affected (or positively affected).

Call Risk

Call risk is the possibility that an issuer may redeem a fixed-income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

If a fixed-income security is called, the Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Prepayment Risk

Unlike traditional fixed-income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due) payments on mortgage-backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect the Fund holding mortgage-backed securities.

For example, when interest rates decline, the values of mortgage-backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage-backed securities.

Conversely, when interest rates rise, the values of mortgage-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage-backed securities, and cause their value to decline more than traditional fixed-income securities.

Risk of Foreign Investing

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund’s investments.

Currency Risk

Exchange rates for currencies fluctuate daily. The combination of currency risk and market risks tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States. The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

Investing in currencies or securities denominated in a foreign currency entails risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the economy of the country or region utilizing the currency. In addition, it is possible that a currency (such as, for example, the euro) could be abandoned in the future by countries that have already adopted its use, and the effects of such an abandonment on the applicable country and the rest of the countries utilizing the currency are uncertain but could negatively affect the Fund’s investments denominated in the currency. If a currency used by a country or countries is replaced by another currency, the Fund’s Adviser would evaluate whether to continue to hold any investments denominated in such currency, or whether to purchase investments denominated in the currency that replaces such currency, at the time. Such investments may continue to be held, or purchased, to the extent consistent with the Fund’s investment objective and permitted under applicable law.

Many countries rely heavily upon export-dependent businesses and any strength in the exchange rate between a currency and the U.S. dollar or other currencies can have either a positive or a negative effect upon corporate profits and the performance of investments in the country or region utilizing the currency. Adverse economic events within such country or region may increase the volatility of exchange rates against other currencies, subjecting the Fund’s investments denominated in such country’s or region’s currency to additional risks.

Eurozone Related Risk

A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of the Fund’s investments in euro-denominated securities, securities of issuers located in the EU or with significant exposure to EU issuers or countries. If the euro is dissolved entirely, the legal and contractual consequences for holders of euro-denominated obligations would be determined by laws in effect at such time. Such investments may continue to be held, or purchased, to the extent consistent with the Fund’s investment objective and permitted under applicable law. These potential developments, or market perceptions concerning these and related issues, could adversely affect the value of the shares.

Certain countries in the EU have had to accept assistance from supra-governmental agencies such as the International Monetary Fund and the recently created European Financial Service Facility (the EFSF). The European Central Bank has also been intervening to purchase Eurozone debt in an attempt to stabilize markets and reduce borrowing costs. There can be no assurance that these agencies will continue to intervene or provide further assistance and markets may react adversely to any expected reduction in the financial support provided by these agencies. Responses to the financial problems by European governments, central banks and others including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences.

In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, could be significant and far-reaching.

Risk of Investing in Emerging Market Countries

Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. For example, their prices may be significantly more volatile than prices in developed countries. Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies.

Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

Risk of Investing in ADRs and Domestically Traded Securities of Foreign Issuers

Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, The Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case. Foreign companies may not provide information as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign companies may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information concerning companies in the United States.

Risk Associated with Noninvestment-Grade Securities

Securities rated below investment grade, also known as junk bonds, generally entail greater economic, credit and liquidity risks than investment-grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

Short Selling Risk

A short sale by the Fund involves borrowing securities from a lender which are then sold in the open market. At a future date, the securities are repurchased by the Fund and returned to the lender. While the securities are borrowed, the proceeds from the sale are deposited with the lender and the Fund pays interest to the lender. If the value of the securities declines between the time that the Fund borrows the securities and the time it repurchases and returns the securities to the lender, the Fund makes a profit on the difference (less any interest the Fund is required to pay the lender). Short selling involves risk. There is no assurance that securities will decline in value during the period of the short sale and make a profit for the Fund. Securities sold short may instead appreciate in value creating a loss for the Fund. The Fund also may experience difficulties repurchasing and returning the borrowed securities if a liquid market for the securities does not exist. The lender may also recall borrowed securities at any time. The lender from whom the Fund has borrowed securities may go bankrupt and the Fund may lose the collateral it has deposited with the lender. The Fund will adhere to controls and limits that are intended to offset these risks by short selling only liquid securities and by limiting the amount of exposure for short sales.

Risk Related to the Economy

Lower-grade corporate bond returns are sensitive to changes in the economy. The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies.

Lending of Portfolio Securities

The Fund may lend portfolio securities constituting up to 33 1/3% of its total assets (as permitted by the 1940 Act) to unaffiliated broker-dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains with the Fund cash, U.S. government securities or equivalent collateral or provides an irrevocable letter of credit in favor of the Fund equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may receive an agreed-upon amount of interest income (to be retained by the Fund) from a borrower who delivered equivalent collateral or provided a letter of credit. Loans are subject to termination at the option of the Fund or the borrower. The Fund may invest any cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but could terminate the loan and regain the right to vote if that were considered important with respect to the investment. The Fund currently does not intend to lend its portfolio securities.

The primary risk in securities lending is a default by the borrower during a sharp rise in the price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. The Fund will seek to minimize this risk by requiring that the value of the securities loaned be computed each day and additional collateral be furnished each day if required.

Money Market Instruments

The Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis. The instruments in which the Fund may invest include: (1) short-term obligations issued by the U.S. government; (2) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (3) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service, Inc. or “A-1+” or “A-1” by Standard & Poor’s Ratings Group, Inc., a division of The McGraw-Hill Companies, Inc., or, if unrated, of comparable quality as determined by the Adviser; and (4) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

MANAGEMENT

Board Responsibilities

The business of the Trust is managed under the direction of the Trust’s Board of Trustees (the “Board”). The Board has considered and approved contracts, as described herein, under which certain companies provide essential management and administrative services to the Trust. The day-to-day business of the Trust, including the day-to-day management of risk is performed by the service providers of the Trust, such as the Adviser, Distributor and Administrator. The Board is responsible for overseeing the Trust’s service providers and therefore, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks such as events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or the Fund. The Board’s role in risk management oversight begins before the inception of an investment portfolio, at which time the Adviser presents the Board with information concerning the investment objective, strategies and risks of the investment portfolio. Additionally, the Adviser provides the Board with an overview of, among other things, the respective firm’s investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board oversees the risk management of the investment portfolio’s operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of the service providers, including the Trust’s Chief Compliance Officer and the independent registered public accounting firm of the Trust. The Board and, with respect to identified risks that relate to its scope of expertise, the Audit Committee of the Board, oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

Under the overall supervision of the Board and the Audit Committee (discussed in more detail below), the service providers to the Trust employ a variety of processes, procedures and controls to identify risks relevant to the operations of the Trust and the Fund to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business and, consequently, for managing the risks associated with that activity.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Adviser and receives information about those services at its regular meetings. In addition, on at least an annual basis, in connection with its consideration of whether to renew the Advisory Agreement with the Adviser, the Board receives detailed information from the Adviser. Among other things, the Board regularly considers the Adviser’s adherence to the Fund’s investment restrictions and compliance with various policies and procedures of the Trust and with applicable securities regulations. The Board also reviews information about the Fund’s performance and investments.

The Trust’s Chief Compliance Officer meets regularly with the Board to review and discuss compliance and other issues. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and material compliance matters since the date of the last report.

The Board receives reports from the Trust’s service providers regarding operational risks, portfolio valuation and other matters. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the financial statements of the Fund, focusing on major areas of risk encountered by the Trust and noting any significant deficiencies or material weaknesses in the Trust’s internal controls.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives and the Board’s discussions with the service providers to the Trust, it may not be made aware of all the relevant information of a particular risk. Most of the Trust’s investment management and business affairs are carried out by or through the Adviser and other service providers each of which has an independent interest in risk management, but whose policies and methods by which one or more risk management functions are carried out may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Members of the Board and Officers of the Trust

Set forth below are the names, ages, position with the Trust, term of office, and the principal occupations and other directorships for a minimum of the last five years of each of the persons currently serving as members of the Board and as Executive Officers of the Trust. Also included below is the term of office for each of the Executive Officers of the Trust. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust’s Declaration of Trust and Trust Agreement.

On May 8, 2015, the Board accepted Howard Mah’s resignation as Chief Financial Officer (Principal Financial and Principal Accounting Officer), Treasurer, Secretary and Trustee. Immediately after accepting Mr. Mah’s resignation, the Board elected Stuart P. Crumbaugh as Chief Financial Officer (Principal Financial and Principal Accounting Officer), Treasurer, Secretary and Trustee. At the same meeting, the Board accepted Heather Harker’s resignation as Chief Legal Officer and Assistant Secretary. Immediately after accepting Ms. Harker’s resignation, the Board elected Carolyn M. Yu, as Chief Legal Officer and Assistant Secretary. Ms. Yu will also remain as Chief Compliance Officer and AML Officer, positions she has held since February 20, 2015.

On May 8, 2015, the Board also elected Mr. Thomas E. Gard as an Independent Trustee and Mr. Andrew F. Ngim as a Management Trustee.

The Chairman of the Board, Nicholas D. Gerber, and Management Trustees, Andrew F. Ngim and Stuart P. Crumbaugh are interested persons of the Trust as that term is defined under Section 2(a)(19) of the 1940 Act (“Interested Trustees”) because of his affiliation with the Adviser. Messrs. Thomas E. Gard, Jeremy Henderson, John D. Schwartz, and H. Abram Wilson, and their immediate family members have no affiliation or business connection with the Adviser or the Fund’s principal underwriter or any of their affiliated persons and do not own any stock or other securities issue by the Adviser or the Fund’s principal underwriter. These Trustees are not Interested Persons of the Trust and are referred to herein as “Independent Trustees.”

There is an Audit Committee and Nominating Committee of the Board, each of which is chaired by an Independent Trustee and comprised solely of Independent Trustees. The Committee chair for each is responsible for running the Committee meeting, formulating agendas for those meetings, and coordinating with management to serve as a liaison between the Independent Trustees and management on matters within the scope of the responsibilities of such Committee as set forth in its Board-approved charter. There is a Valuation Committee, which is comprised of the Independent Trustees and representatives of the Adviser to take action in connection with the valuation of portfolio securities held by the Fund in accordance with the Board-approved Valuation Procedures. The Fund has determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Fund. The Fund made this determination in consideration of, among other things, the fact that the Independent Trustees of the Fund constitute a majority of the Board, the assets under management of the Fund, the number of portfolios overseen by the Board and the total number of trustees on the Board.

Independent Trustees

Name and Age(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee (Past 5 Years)
Thomas E. Gard Age: 56	Independent Trustee	May 8, 2015 to Present	Partner Armanino LLP 1995 to Present; Member of Armanino Executive Committee 2001 to Present; Partner in Charge of Armanino LLP Audit Department December 2004-2013	One	None

Jeremy Henderson Age: 58	Independent Trustee	Since Inception	Retired – 2007 to Present; Managing Director – Societe Generale 1991-2007	One	None

John D. Schwartz Age: 46	Independent Trustee	Since Inception	President – Sam CLAR Office Furniture 1996-Present	One	None

H. Abram Wilson Age: 67	Independent Trustee	Since Inception	San Ramon City, CA Councilmember 1999-2011, including Mayor of San Ramon City, CA from 2002-2009. Mr. Wilson has been retired from 2011 to the present.	One	None

Interested Trustees and Officers of the Trust

Name and Age(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee (Past 5 Years)
Nicholas D. Gerber(4) Age: 52	Chairman, President, Principal Executive Officer and Trustee	Since Inception	Portfolio manager of the Ameristock Mutual Fund, Inc. a mutual fund registered under the 1940 Act, from August 1995 to January 2013; Chief Executive Officer, President and Secretary of Concierge Technologies, Inc. since January 26, 2015; President and CEO of the United States Commodity Funds LLC since June 9, 2005 and a Management Director of the United States Commodity Funds since May 10, 2005.	One	Management Director of United States Commodity Funds LLC, which is the sponsor of a family of commodity pools whose shares are registered under the Securities Act of 1933. Chief Executive Officer, President and Secretary, Chairman of the Board of Concierge Technologies, Inc. from January 26 - Present.

Stuart P. Crumbaugh(4) Age: 52	Chief Financial Officer (Principal Accounting and Principal Financial Officer), Treasurer, Secretary and Trustee	May 8, 2015 to Present	Chief Financial Officer (Principal Accounting Officer), Treasurer and Secretary of USCF Advisers LLC and United States Commodity Funds LLC from April 2015 - Present; Sikka Software Corporation — Vice President Finance and Chief Financial Officer from March 2014 to April 2015; Vice President, Corporate Controller and Treasurer — Auction.com, LLC December 2012 - December 2013; Chief Financial Officer IP Infusion Inc., March 2011 - September 2012; Consultant January 2010 - February 2011.	One	Independent Trustee of USCF ETF Trust from Inception to February 27, 2015.

Andrew F. Ngim(4) Age: 54	Trustee and Portfolio Manager	Trustee from Inception to February 27, 2015 and May 8, 2015 to Present. Portfolio Manager from Inception to Present	Ameristock Corporation’s Managing Director from January 1999 to January 2013 and co-portfolio manager of Ameristock Mutual Fund, Inc. from January 2000 to January 2013; Management Director of United States Commodity Funds LLC since May 10, 2005 and Treasurer of United States Commodity Funds LLC from June 9, 2005 to February 23, 2012; Portfolio Manager for the United States Commodity Index Funds Trust since January 31, 2013.	One	Management Director of United States Commodity Funds LLC, which is the sponsor of a family of commodity pools whose shares are registered under the Securities Act of 1933.

Carolyn M. Yu Age: 56	Chief Legal Officer, Assistant Secretary, Chief Compliance Officer and AML Officer	Chief Legal Officer and Assistant Secretary from May 8, 2015 - Present; Chief Compliance Officer, since February 20, 2015; AML Officer since inception.	Chief Compliance Officer and Associate Counsel of United States Commodity Funds LLC February 2013 - Present and August 2011 - Present, respectively; Assistant Chief Compliance Officer, USCF ETF Trust from June 2014 to February 20, 2015; Branch Chief — Securities Enforcement Branch for the State of Hawaii, Department of Commerce and Consumer Affairs 2008 - 2011.	One	None

(1)	The address of each Trustee or officer is c/o USCF ETF Trust, 1999 Harrison Street, Suite 1530, Oakland, California 94612.
(2)	The Trustees and Officers serve until their successors are duly elected and qualified.
(3)	As of the date of this SAI, the Fund is the only registered investment company advised by USCF Advisers LLC or any affiliated person.
(4)	Messrs. Gerber, Crumbaugh and Ngim are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with the Adviser.

Description of Standing Board Committees

Audit Committee. The principal responsibilities of the Audit Committee are the appointment, compensation and oversight of the Trust’s independent auditors, including the resolution of disagreements regarding financial reporting between Trust management and such independent auditors.

The Audit Committee’s responsibilities include, without limitation, to (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (ii) oversee the quality and integrity of the Fund’s financial statements and the independent auditors thereof; (iii) oversee, or as appropriate, assist Board oversight of, the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve prior to appointment the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; and (v) act as a liaison between the Trust’s independent auditors and the full Board. The Board of the Trust has adopted a written charter for the Audit Committee. The following Independent Trustees serve on the Trust’s Audit Committee: Messrs. Gard, Henderson and Schwartz. Mr. Henderson is the chairperson of the Audit Committee.

Nominating Committee. The Nominating Committee has been established to: (i) assist the Board of Trustees in matters involving mutual fund governance and industry practices; (ii) select and nominate candidates for appointment or election to serve as Trustees who are not “interested persons” of the Trust or its Adviser or distributor (as defined by the 1940 Act); and (iii) advise the Board of Trustees on ways to improve its effectiveness. All of the Independent Trustees serve on the Nominating Committee. As stated above, each Trustee hold office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Fund’s Prospectus and should be directed to the attention of the USCF ETF Trust Nominating Committee. The following Independent Trustees serve on the Trust’s Nominating Committee: Messrs. Gard, Wilson, Henderson and Schwartz.

Valuation Committee. The Valuation Committee is authorized to act for the Board in connection with the valuation of portfolio securities held by the Fund in accordance with the Trust’s Valuation Procedures. Messrs. Gerber and Crumbaugh serve as voting members and Messrs. Gard, Schwartz and Wilson serve as non-voting members on the Valuation Committee, which meets on an ad hoc basis.

Individual Trustee Qualifications

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Trust and the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interest of the Fund’s shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

In concluding that Nicholas D. Gerber should serve as a Trustee, the Board considered his broad business experiences in the industry including: forming and managing investment companies and commodity pools, raising capital for such entities and founding and managing non-finance related companies.

In concluding that Stuart P. Crumbaugh should serve as a Trustee, the Board considered his background in accounting and finance, as well as his experience as an Independent Trustee of USCF ETF Trust.

In concluding that Andrew F. Ngim should serve as a Trustee, the Board considered his background as a portfolio manager for the Ameristock Mutual Fund, as well as his experience with United States Commodity Funds LLC.

Trustees’ Ownership of Fund Shares

The following table sets forth the dollar range of shares beneficially owned by each Director as of May 7, 2015:

Director	Dollar Range of Equity Securities in Stock Split Index Fund*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Nicholas D. Gerber	$100,000 and Over	$100,000 and Over
Jeremy Henderson	Under $100,000	Under $100,000
Andrew F. Ngim	Under $100,000	Under $100,000
John D. Schwartz	Under $100,000	Under $100,000

Board Compensation

Each Independent Trustee receives a annual retainer of $2,000. For each in-person quarterly Board Meeting, each Independent Trustee receives $2,000. For each additional in-person meeting, each Independent Trustee receives $2,000 and for any phone meeting, each Independent Trustee receives $2,000. The Chair of the Audit Committee receives an annual retainer of $500 beginning in the Trust’s fiscal period ending June 30, 2015. In addition, the Independent Trustees are reimbursed for all reasonable travel expenses relating to their attendance at the Board Meetings.

Code of Ethics

The Trust, its Adviser and principal underwriter have adopted codes of ethics under Rule 17j-1 of the 1940 Act that permit personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Fund.

PROXY VOTING POLICIES

The Board believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, a summary of which is included in Appendix A to this SAI. The Board will periodically review the Fund’s proxy voting record.

The Trust is required to disclose annually the Fund’s complete proxy voting record on Form N-PX during the most recent 12-month period ended June 30 and file it with the SEC no later than August 31 of each year. The Fund’s Form N-PX will be available at no charge upon request by calling 1-866-909-9473. It will also be available on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The Fund had 280,000 shares outstanding as of May 7, 2015.

MANAGEMENT SERVICES

The following information supplements and should be read in conjunction with the section of the Prospectus entitled “Management.”

Adviser

USCF Advisers LLC, the Adviser, serves as investment adviser to the Fund and has overall responsibility for the general management and administration of the Trust, pursuant to the Investment Advisory Agreement between the Trust and the Adviser (the “Advisory Agreement”). Under the Advisory Agreement, the Adviser, subject to the supervision of the Board, provides an investment program for the Fund and is responsible for the retention of sub-advisers, if applicable, to manage the investment of the Fund’s assets in conformity with the stated investment policies of the Fund if the Adviser does not provide these services directly. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Fund. The Adviser also arranges for the provision of distribution, transfer agency, custody, administration and all other services necessary for the Fund to operate.

The Advisory Agreement will remain in effect for an initial two-year term after the date the Fund commences operations and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually by (i) the vote of a majority of the Fund’s outstanding voting securities or a majority of the Trustees of the Trust, and (ii) the vote of a majority of the Independent Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

In addition to providing advisory services, under the Advisory Agreement, the Adviser also: (i) supervises all non-advisory operations of the Fund; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund; (iii) arrange for (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of the prospectus and statement of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains the Fund’s records; and (v) provides office space and all necessary office equipment and services.

The Advisory Agreement will terminate automatically if assigned (as defined in the 1940 Act). The Advisory Agreement is also terminable at any time without penalty by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Adviser or by the Adviser on 60 days’ written notice to the Trust.

Expense Limitation Agreement

The Adviser has entered into an Expense Limitation Agreement with the Trust, on behalf of the Fund, under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage commissions and other expenses that are capitalized in accordance with generally accepted accounting principles, dividend, interest and brokerage expenses for short positions, acquired fund fees and expenses, extraordinary expenses, if any and payments under the Rule 12b-1 Plan, if any) to not more than 0.55% of the average daily net assets of the Fund for the period from the Fund’s inception until December 31, 2015.

The Adviser currently expects that the contractual agreement will continue from fiscal year-to-fiscal year, provided such continuance is approved by the Trust’s Board on behalf of the Fund. The Adviser may terminate the Expense Limitation Agreement at the end of the then-current term upon not less than 90 days’ notice to the Fund. The terms of the Expense Limitation Agreement may be revised upon renewal, if renewed. The Adviser is permitted to recoup from the Fund previously waived advisory fees or reimbursed expenses for three years from the fiscal year in which fees were waived or expenses reimbursed, as long as such recoupment does not cause the Fund’s operating expenses to exceed the expense cap that was applicable during the period in which the fees were waived or expenses were reimbursed.

The terms of the Expense Limitation Agreement may be revised upon renewal.

Advisory Fees

Pursuant to the Advisory Agreement, the Adviser is entitled to receive a fee, payable monthly, at the annual rate of 0.55% of the Fund’s average daily net assets.

As described above, the Adviser has agreed, through December 31, 2015, to waive fees and reimburse expenses of the Fund such that the “Total Annual Fund Operating Expenses” for the Fund will not exceed the applicable expense limit for the Fund.

The Adviser is permitted to recoup from the Fund previously waived fees or reimbursed expenses for three years from the fiscal year in which fees were waived or expenses reimbursed, as long as such recoupment does not cause the Fund’s operating expenses to exceed the expense cap that was applicable during the period in which the fees were waived or expenses reimbursed.

The Fund is newly formed and has not paid any advisory fees as of the date of this SAI.

Portfolio Managers

Andrew F. Ngim, Portfolio Manager, and John Love, CFA, Senior Portfolio Manager are primarily responsible for the day-to-day management of the Fund.

The following table provides additional information about other portfolios or accounts managed by the Fund’s portfolio managers as of May 7, 2015. The portfolio managers do not manage any accounts with performance based fees.

The number of other accounts managed by the portfolio manager within each category below and the total assets in the accounts managed within each category below.

Portfolio Manager	Registered Investment Companies/Total Assets*	Other Pooled Investment Vehicle/Total Assets*	Other Accounts/Total Assets
Andrew F. Ngim	1/$4,517,017	3/$544,298,063	None
John Love	1/$4,517,017	11/$4,255,330,563	None

*	As of May 7, 2015.

Material Conflicts Of Interest

Because the portfolio managers manage multiple portfolios for multiple clients, the potential for conflicts of interest exists. Each portfolio manager may manage portfolios having substantially the same investment style as the Fund. However, the portfolios managed by a portfolio manager may not have portfolio compositions identical to those of the Fund managed by the portfolio manager due, for example, to specific investment limitations or guidelines present in some portfolios or accounts, but not others. The portfolio managers may purchase or sell short securities for one portfolio and not another portfolio, and the performance of securities purchased or sold short for one portfolio may vary from the performance of securities purchased or sold short for other portfolios. A portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, a portfolio manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are or have the potential to be higher than the advisory fees paid by the Fund, which can cause potential conflicts in the allocation of investment opportunities between the Fund and the other accounts. However, the compensation structure for portfolio managers does not generally provide incentive to favor one account over another because that part of a manager’s bonus based on performance is not based on the performance of one account to the exclusion of others. There are many other factors considered in determining the portfolio manager’s bonus and there is no formula that is applied to weight the factors listed (see “Compensation”). In addition, current trading practices do not allow the Adviser to intentionally favor one portfolio over another as trades are executed as trade orders are received. Portfolio’s rebalancing dates also generally vary between fund families.

Compensation

The Adviser compensates its portfolio management personnel through cash remuneration. The cash portion consists of market-based base salary and a year-end discretionary bonus. Base salary is determined by the employee’s experience and performance in the role, taking into account the ongoing compensation benchmark analyses. Base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. The discretionary cash component is driven by both individual performance and the performance of the firm overall, as measured by assets under management, revenues, and profitability.

Ownership of Securities

Mr. Andrew F. Ngim, Portfolio Manager of the Fund, owns between $10,001 and $50,000 of shares of the Fund as of May 7, 2015. Mr. John Love, Portfolio Manager of the Fund does not own shares of the Fund.

OTHER SERVICE PROVIDERS

Administrator, Custodian, Transfer Agent and Securities Lending Agent

Under the Fund Administration and Accounting Agreement (the “Administration Agreement”), Brown Brothers Harriman & Company (“BBH” or the “Fund Administrator” or “Administrator”) serves as Administrator for the Fund. BBH’s principal address is 50 Post Office Square, Boston Massachusetts 02110-1548. Under the Administration Agreement, BBH provides necessary administrative, legal, tax, accounting services, and financial reporting for the maintenance and operations of the Trust and the Fund. In addition, BBH makes available the office space, equipment, personnel and facilities required to provide such services.

BBH supervises the overall administration of the Trust and the Fund, including, among other responsibilities, assisting in the preparation and filing of documents required for compliance by the Fund with applicable laws and regulations and arranging for the maintenance of books and records of the Fund. BBH may provide persons satisfactory to the Board to serve as certain officers of the Trust.

The Fund is newly formed and has not paid any fees for administration services as of the date of this SAI.

BBH serves as custodian of Fund’s assets (the “Custodian”). The Custodian has agreed to (1) make receipts and disbursements of money on behalf of the Fund; (2) collect and receive all income and other payments and distributions on account of each Fund’s portfolio investments; (3) respond to correspondence from Fund shareholders and others relating to its duties; and (4) make periodic reports to each Fund concerning the Fund’s operations. The Custodian does not exercise any supervisory function over the purchase and sale of securities. The Adviser pays the Custodian fees out of the Adviser’s unified management fee.

BBH serves as transfer agent and dividend paying agent for the Fund (the “Transfer Agent”). The Transfer Agent has agreed to (1) issue and redeem shares of the Fund; (2) make dividend and other distributions to shareholders of the Fund; (3) respond to correspondence by Fund shareholders and others relating to its duties; (4) maintain shareholder accounts; and (5) make periodic reports to the Fund. The Adviser pays the Transfer Agent out of the Adviser’s unified management fee.

As compensation for the foregoing services, BBH receives certain out of pocket costs, transaction fees and asset based fees, which are accrued daily and paid monthly by the Trust.

BBH also serves as the Trust’s securities lending agent pursuant to a Securities Lending Authorization Agreement. As compensation for providing securities lending services, BBH receives a portion of the income earned by the Fund on collateral investments in connection with the lending program.

Distributor

ALPS Distributors, Inc., the Distributor, is located at 1290 Broadway, Suite 1100, Denver, Colorado 80203. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and a member of the Financial Industry Regulatory Authority (“FINRA”).

Shares will be continuously offered for sale by the Trust through the Distributor only in whole Creation Baskets, as described in the section of this SAI entitled “Purchase and Redemption of Creation Baskets.” The Distributor also acts as an agent for the Trust. The Distributor will deliver a prospectus to persons purchasing shares in Creation Baskets and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

As compensation for the foregoing services, the Distributor receives certain out of pocket costs, transaction fees and asset based fees, which are accrued daily and paid monthly by the Trust.

The Board of Trustees of the Trust has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Baskets of the Fund or the provision of investor services. No Rule 12b-1 fees are currently paid by the Fund and there are no plans to impose this fee. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets, and over time these fees will increase the cost of your investment and they may cost you more than certain other types of sales charges.

Under the Service and Distribution Plan, and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made.

The Adviser and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Fund. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

Independent Registered Public Accounting Firm

Spicer Jeffries LLP (“Spicer”), located in Greenwood, Colorado, serves as independent registered public accounting firm to the Trust. Spicer performs the annual audit of the financial statements of the Fund, prepares the Fund’s federal, state and excise tax returns, and advises the Fund on matters of accounting and federal and state income taxation.

Legal Counsel

Reed Smith LLP, 1301 K Street, NW, Washington DC 2005, serves as legal counsel to the Trust and the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Board, the Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, which may be affiliates of the Adviser, and the negotiation of brokerage commissions. The Fund may execute brokerage or other agency transactions through registered broker-dealers who receive compensation for their services in conformity with the 1940 Act, the Exchange Act of 1934, and the rules and regulations thereunder. Compensation may also be paid in connection with riskless principal transactions (in NASDAQ or over-the-counter securities and securities listed on an exchange) and agency NASDAQ or over-the-counter transactions executed with an electronic communications network or an alternative trading system.

The Fund will give primary consideration to obtaining the most favorable prices and efficient executions of transactions in implementing trading policy. Consistent with this policy, when securities transactions are traded on an exchange, the Fund’s policy will be to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Adviser believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund from obtaining a high quality of brokerage services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations will be necessarily subjective and imprecise, as in most cases an exact dollar for those services is not ascertainable.

The Adviser does not consider sales of shares by broker-dealers as a factor in the selection of broker-dealers to execute portfolio transactions.

As permitted by Section 28(e) of the 1934 Act, the Adviser may cause the Fund to pay a broker-dealer a commission for effecting a securities transaction for the Fund that is in excess of the commission which another broker-dealer would have charged for effecting the transaction, if the Adviser make a good faith determination that the broker’s commission paid by the Fund is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed in terms of either the particular transaction or the Adviser’s overall responsibilities to the Fund and its other investment advisory clients. The practice of using a portion of the Fund’s commission dollars to pay for brokerage and research services provided to the Adviser is sometimes referred to as “soft dollars.” Section 28(e) is sometimes referred to as a “safe harbor,” because it permits this practice, subject to a number of restrictions, including the Adviser’s compliance with certain procedural requirements and limitations on the type of brokerage and research services that qualify for the safe harbor.

Research products and services may include, but are not limited to, general economic, political, business and market information and reviews, industry and company information and reviews, evaluations of securities and recommendations as to the purchase and sale of securities, financial data on a company or companies, performance and risk measuring services and analysis, stock price quotation services, computerized historical financial databases and related software, credit rating services, analysis of corporate responsibility issues, brokerage analysts’ earnings estimates, computerized links to current market data, software dedicated to research, and portfolio modeling. Research services may be provided in the form of reports, computer-generated data feeds and other services, telephone contacts, and personal meetings with securities analysts, as well as in the form of meetings arranged with corporate officers and industry spokespersons, economists, academics and governmental representatives. Brokerage products and services assist in the execution, clearance and settlement of securities transactions, as well as functions incidental thereto, including but not limited to related communication and connectivity services and equipment, software related to order routing, market access, algorithmic trading, and other trading activities. On occasion, a broker-dealer may furnish the Adviser with a service that has a mixed use (that is, the service is used both for brokerage and research activities that are within the safe harbor and for other activities). In this case, the Adviser is required to reasonably allocate the cost of the service, so that any portion of the service that does not qualify for the safe harbor is paid for by the Adviser from its own funds, and not by portfolio commissions paid by the Fund.

Research products and services provided to the Adviser by broker-dealers that effect securities transactions for the Fund may be used by the Adviser in servicing all of its accounts. Accordingly, not all of these services may be used by the Advisor in connection with the Fund. Some of these products and services are also available to the Adviser for cash, and some do not have an explicit cost or determinable value. The research received does not reduce the advisory fees paid to the Adviser for services provided to the Fund. The Adviser’s expenses would likely increase if the Adviser had to generate these research products and services through its own efforts, or if it paid for these products or services itself.

DISCLOSURE OF PORTFOLIO HOLDINGS

Portfolio Disclosure Policy

The Trust has adopted a Portfolio Holdings Policy (the “Policy”) designed to govern the disclosure of Fund portfolio holdings and the use of material non-public information about Fund holdings. The Policy applies to all officers, employees and agents of the Fund, including the Advisor. The Policy is designed to ensure that the disclosure of information about each Fund’s portfolio holdings is consistent with applicable legal requirements and otherwise in the best interest of each Fund.

As an ETF, information about the Fund’s portfolio holdings is made available on a daily basis in accordance with the provisions of any Order of the Securities and Exchange Commission (the “SEC”) applicable to the Fund, regulations of the Fund’s Listing Exchange and other applicable SEC regulations, orders and no-action relief. Such information typically reflects all or a portion of the Fund’s anticipated portfolio holdings as of the next Business Day. This information is used in connection with the Creation and Redemption process and is disseminated on a daily basis through the facilities of the Listing Exchange, the National Securities Clearing Corporation (the “NSCC”) and/or third party service providers.

The Fund will disclose on the Fund’s website (www.stocksplitindexfund.com) at the start of each Business Day the identities and quantities of the securities and other assets held by the Fund that will form the basis of the Fund’s calculation of its net asset value (“NAV”) on that Business Day. The portfolio holdings so disclosed will be based on information as of the close of business on the prior Business Day and/or trades that have been completed prior to the opening of business on that Business Day and that are expected to settle on the Business Day. Online disclosure of such holdings is publicly available at no charge.

Daily access to each Fund’s portfolio holdings is permitted to personnel of the Advisor, the Distributor and the Fund’s administrator, custodian and accountant and other agents or service providers of the Trust who have need of such information in connection with the ordinary course of their respective duties to the Fund. The Fund’s Chief Compliance Officer may authorize disclosure of portfolio holdings.

The Fund will disclose its complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on the Fund’s fiscal year, within sixty (60) days of the end of the quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.

No person is authorized to disclose a Fund’s portfolio holdings or other investment positions except in accordance with the Policy. The Trust’s Board reviews the implementation of the Policy on a periodic basis.

INDICATIVE INTRA-DAY VALUE

The approximate value of the Fund’s investments on a per-Share basis, the Indicative Intra-Day Value or IIV, is disseminated by the Exchange every 15 seconds during hours of trading on the Exchange. The IIV should not be viewed as a “real-time” update of NAV because the IIV will be calculated by an independent third party calculator and may not be calculated in the exact same manner as NAV, which is computed daily.

The Listing Exchange calculates the IIV during hours of trading on the Listing Exchange by dividing the “Estimated Fund Value” as of the time of the calculation by the total number of outstanding shares. “Estimated Fund Value” is the sum of the estimated amount of cash held in a Fund’s portfolio, the estimated amount of accrued interest owing to the Fund and the estimated value of the securities held in the Fund’s portfolio, minus the estimated amount of liabilities. The IIV will be calculated based on the same portfolio holdings disclosed on the Fund’s website. In determining the estimated value for each of the component securities, the IIV will use last sale, market prices or other methods that would be considered appropriate for pricing equity securities held by registered investment companies.

Although Fund provides the independent third party calculator with information to calculate the IIV, the Fund is not involved in the actual calculation of the IIV and is not responsible for the calculation or dissemination of the IIV. The Fund makes no warranty as to the accuracy of the IIV.

ADDITIONAL INFORMATION CONCERNING SHARES

Organization and Description of Shares of Beneficial Interest

The Trust is a Delaware statutory trust and registered investment company. The Trust was organized on November 8, 2013, and has authorized capital of an unlimited number of shares of beneficial interest of no par value which may be issued in more than one class or series.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. If requested by shareholders of at least 10% of the outstanding shares of the Trust, the Trust will call a meeting of the Trust’s shareholders for the purpose of voting upon the question of removal of a Trustee and will assist in communications with other Trust shareholders. Shareholders holding two-thirds of shares outstanding may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent.

All shares will be freely transferable; provided, however, that shares may not be redeemed individually, but only in Creation Baskets. The shares will not have preemptive rights or cumulative voting rights, and none of the shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption or any other feature. Shares have equal voting rights, except that, if the Trust creates additional funds, only shares of that fund may be entitled to vote on a matter affecting that particular fund. Trust shareholders are entitled to require the Trust to redeem Creation Baskets if such shareholders are Authorized Participants. The Declaration of Trust confers upon the Board the power, by resolution, to alter the number of shares constituting a Creation Basket or to specify that shares of the Trust may be individually redeemable. The Trust reserves the right to adjust the stock prices of shares to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits which would have no effect on the net assets of the Fund.

The Trust’s Declaration of Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification by the Trust for all loss and expense of the Fund’s shareholders held personally liable for the obligations of the Trust. The risk of a Trust’s shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would not be able to meet the Trust’s obligations and this risk should be considered remote. If a Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, shareholders may be required to liquidate or transfer their shares at an inopportune time and shareholders may lose money on their investment.

Book Entry Only System

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information.”

The Depository Trust Company (“DTC”) acts as securities depository for the Fund’s shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange, LLC (the “NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows: Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost. The DTC Participants’ rules and policies are made publicly available through its website at: www.dtcc.com.

PURCHASE AND REDEMPTION OF CREATION BASKETS

Creation

The Trust issues and sells shares of the Fund only in Creation Baskets on a continuous basis through the Distributor, at their NAV next determined after receipt, on any Business Day (as defined below), for an order received in proper form.

A “Business Day” with respect to the Fund is any day on which the New York Stock Exchange (NYSE) is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit. The consideration for purchase of Fund shares generally consists of an in-kind deposit of a designated portfolio of securities – the Deposit Securities — per each Creation Basket constituting a substantial replication, or a representation, of the securities included in the Fund’s portfolio and an amount of cash — the Cash Component — computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Basket of the Fund. The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Basket) and the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Basket exceeds the market value of the Deposit Securities), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Basket is less than the market value of the Deposit Securities), the Cash Component shall be such negative amount and the creator will be entitled to receive cash from the Fund in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Basket and the market value of the Deposit Securities.

The Administrator, through the National Securities Clearing Corporation (“NSCC”) (discussed below), makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Baskets of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for the Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the portfolio managers with a view to the investment objective of the Fund. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash — i.e., a “cash in lieu” amount — to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for transfer through the Clearing Process (discussed below), or which may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Administrator, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Basket of the Fund.

Cash Purchase. When, in the sole discretion of the Trust, cash purchases of Creation Baskets of shares are available or specified for the Fund, such purchases shall be effected in essentially the same manner as in-kind purchases thereof. In the case of a cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset the Trust’s brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit Securities, the Authorized Participant must pay the Transaction Fees required for the Fund.

Procedures for Creation of Creation Baskets. To be eligible to place orders to create a Creation Basket of the Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”), and, in each case, must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Baskets (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement with the Fund. All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Baskets must be placed for one or more Creation Basket size aggregations of shares (20,000 in the case of the Fund). All orders to create Creation Baskets, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the close of the regular trading session on the Exchange (ordinarily 4:00 p.m. Eastern Time (“Closing Time”) or, for the Cash Creation Baskets, 3:00 p.m. Eastern Time, in each case on the date such order is placed in order for the creation of Creation Baskets to be effected based on the NAV of shares of the Fund as next determined on such date after receipt of the order in proper form. The date on which an order to create Creation Baskets (or an order to redeem Redemption Baskets as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see “Placement of Creation and Redemption Orders Using Clearing Process” and “Placement of Creation and Redemption Orders Outside Clearing Process”). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

Orders to create Creation Baskets or Redemption Baskets of the Fund shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, i.e., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Baskets or redeem Redemption Baskets of the Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Baskets or Redemption Baskets through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

Orders for creation or redemption that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Placement of Creation Orders and Redemption Orders Using the Clearing Process. The Clearing Process is the process of creating or redeeming Creation Baskets and Redemption Baskets through the Continuous Net Settlement System of the NSCC. Fund Deposits or Cash Creation Amount deposits, as applicable, made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Fund’s transfer agent to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order or redemption order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component (or the Cash Creation Amount, if applicable) to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Baskets or redeem Redemption Baskets through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Acceptance of Orders for Creation Baskets. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of the Fund if (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (c) the Deposit Securities delivered are not as disseminated through the facilities of the Exchange for that date by the Administrator, as described above; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Advisor, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Advisor make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Advisor, the Distributor, DTC, NSCC or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Basket and/or the Authorized Participant acting on behalf of the creator of a Creation Basket of its rejection of the order of such person. The Trust, the Administrator and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee. To compensate the Trust for transfer and other transaction costs involved in creation transactions through the Clearing Process, investors will be required to pay a minimum creation transaction fee of $350.

The Fund, subject to approval by the Board, may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a creation of a Creation Basket may be charged a fee for such services.

Redemption

Shares may be redeemed only in Redemption Baskets at their NAV next determined after receipt of a redemption request in proper form by the Distributor and the Fund through the Administrator and only on a Business Day. The Trust will not redeem shares in amounts less than Redemption Baskets. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Basket in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Redemption Basket. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Redemption Basket.

With respect to the Fund, the Administrator, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the designated portfolio of securities (“Fund Securities”) per each Creation Basket that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to creations of Creation Baskets.

Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Basket generally consist of Fund Securities – as announced by the Administrator on the Business Day of the request for redemption received in proper form — plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee described below in the section entitled “Redemption Transaction Fee.” In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder.

Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Baskets through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Redemption Baskets using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Administrator not later than 4:00 p.m., Eastern Time, on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Redemption Baskets using the Clearing Process made in proper form but received by the Fund after 4:00 p.m., Eastern Time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third (3rd) NSCC Business Day following the date on which such request for redemption is deemed received.

Redemption Transaction Fee. To compensate the Trust for transfer and other transaction costs involved in redemption transactions through the Clearing Process, investors will be required to pay a minimum redemption transaction fee of $350 assessed per transaction.

The Fund, subject to approval by the Board, may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Redemption Basket may be charged a fee for such services.

CONTINUOUS OFFERING

The method by which Creation Baskets are created and traded may raise certain issues under applicable securities laws. Because new Creation Baskets are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Baskets after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus-delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the shares that are part of an over-allotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Determination of Net Asset Value (NAV).”

The NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is determined as of the close of the regular trading session on the Exchange (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

In computing the Fund’s NAV, the Fund’s portfolio securities are valued based on market quotations. When market quotations are not readily available for a portfolio security a Fund must use such security’s fair value as determined in good faith in accordance with the Fund’s Fair Value Pricing Procedures, which are approved by the Board of Trustees.

The value of the Fund’s portfolio securities is based on such securities’ closing price on local markets when available. If a portfolio security’s market price is not readily available or does not otherwise accurately reflect the fair value of such security, the portfolio security will be valued by another method that the Advisor believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. The Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a Fund’s portfolio security has been materially affected by events occurring after the close of the market on which such security is principally traded (such as a corporate action or other news that may materially affect the price of such security) or trading in such security has been suspended or halted. In addition, each Fund may fair value foreign equity portfolio securities each day the Fund calculates its NAV. Accordingly, the Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a portfolio security is materially different than the value that could be realized upon the sale of such security. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares.

DIVIDENDS AND DISTRIBUTIONS

General Policies

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

Dividends from net investment income are declared and paid at least annually by each Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. In addition, the Trust may distribute at least annually amounts representing the full dividend yield on the underlying Portfolio Securities of the Fund, net of expenses of the Fund, as if the Fund owned such underlying Portfolio Securities for the entire dividend period in which case some portion of each distribution may result in a return of capital for tax purposes for certain shareholders.

Dividends and other distributions on shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust. The Trust makes additional distributions to the minimum extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a “regulated investment company” (a “RIC”) or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service

No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

TAXATION

Set forth below is a discussion of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of shares. It is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, judicial authorities, and administrative rulings and practices as in effect as of the date of this SAI, all of which are subject to change, including the following information which also supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

The following is a summary of the material U.S. federal income tax considerations applicable to an investment in Fund shares. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect. In addition, this summary assumes that a Fund shareholder holds Fund shares as capital assets within the meaning of the Code, and does not hold Fund shares in connection with a trade or business. This summary does not address all potential U.S. federal income tax considerations possibly applicable to an investment in Fund shares, to Fund shareholders holding Fund shares through a partnership (or other pass-through entity) or to Fund shareholders subject to special tax rules. Prospective Fund shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in Fund shares.

The Fund has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership or disposition of shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

Tax Treatment of the Fund

In General. The Fund intends to qualify and elect to be treated as a separate RIC under the Code. To qualify and maintain its tax status as a RIC, the Fund must meet annually certain income and asset diversification requirements and must distribute annually at least ninety percent of its “investment company taxable income” (which includes dividends, interest and net short-term capital gains). As a RIC, the Fund generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that it distributes to its shareholders.

With respect to some or all of its investments, the Fund may be required to recognize taxable income in advance of receiving the related cash payment. For example, if the Fund invests in original issue discount obligations (such as zero coupon debt instruments or debt instruments with payment-in-kind interest), the Fund will be required to include as interest income a portion of the original issue discount that accrues over the term of the obligation, even if the related cash payment is not received by the Fund until a later year. Under the “wash sale” rules, a Fund may not be able to deduct a loss on a disposition of a portfolio security. As a result, the Fund may be required to make an annual income distribution greater than the total cash actually received during the year. Such distribution may be made from the cash assets of the Fund or by selling Portfolio Securities. The Fund may realize gains or losses from such sales, in which event the Fund’s shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

The Fund will be subject to a four percent excise tax on certain undistributed income if the Fund does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months ended October 31 of such year. The Fund intends to make distributions necessary to avoid the 4% excise tax.

Failure to Maintain RIC Status. If the Fund fails to qualify as a RIC for any year (subject to certain curative measures allowed by the Code), the Fund will be subject to regular corporate-level income tax in that year on all of its taxable income, regardless of whether the Fund makes any distributions to its shareholders. In addition, distributions will be taxable to a Fund’s shareholders generally as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. Distributions from a non-qualifying Fund’s earnings and profits will be taxable to the Fund’s shareholders as regular dividends, possibly eligible for (i) in the case of an individual Fund shareholder, treatment as a qualifying dividend (as discussed below) subject to tax at preferential capital gains rates or (ii) in the case of a corporate Fund shareholder, a dividends-received deduction.

PFIC Investments. The Fund may purchase shares in a foreign corporation treated as a “passive foreign investment company” (a “PFIC”) for federal income tax purposes. As a result, the Fund may be subject to increased federal income tax (plus charges in the nature of interest on previously-deferred income taxes on the PFIC’s income) on “excess distributions” made on or gain from a sale (or other disposition) of the PFIC shares even if the Fund distributes the excess distributions to its shareholders.

In lieu of the increased income tax and deferred tax interest charges on excess distributions on and dispositions of a PFIC’s shares, the Fund can elect to treat the underlying PFIC as a “qualified electing fund,” provided that the PFIC agrees to provide the Fund with adequate information regarding its annual results and other aspects of its operations. With a “qualified electing fund” election in place, the Fund must include in its income each year its share (whether distributed or not) of the ordinary earnings and net capital gain of a PFIC.

In the alternative, the Fund can elect, under certain conditions, to mark-to-market at the end of each taxable year its PFIC shares. The Fund would recognize as ordinary income any increase in the value of the PFIC shares and as an ordinary loss (up to any prior income resulting from the mark-to-market election) any decrease in the value of the PFIC shares.

With a “mark-to-market” or “qualified election fund” election in place on a PFIC, the Fund might be required to recognize in a year income in excess of its actual distributions on and proceeds from dispositions of the PFIC’s shares. Any such income would be subject to the RIC distribution requirements and would be taken into account for purposes of the 4% excise tax (described above).

Foreign Currency Transactions. Gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income, expenses or other items denominated in a foreign currency and the time the Fund actually collects or pays such items are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Special or Uncertain Tax Consequences. The Fund’s investment or other activities could be subject to special and complex tax rules that may produce differing tax consequences, such as disallowing or limiting the use of losses or deductions (such as the “wash sale” rules), causing the recognition of income or gain without a corresponding receipt of cash, affecting the time as to when a purchase or sale of stock or securities is deemed to occur or altering the characterization of certain complex financial transactions. The Fund will monitor its investment activities for any adverse effects that may result from these special tax rules.

The Fund may engage in investment or other activities the treatment of which may not be clear or may be subject to recharacterization by the IRS. In particular, the treatment of swaps and other derivatives and income from foreign currency transactions is unclear for purposes of determining the Fund’s status as a RIC. If a final determination on the tax treatment of the Fund’s investment or other activities differs from the Fund’s original expectations, the final determination could adversely affect the Fund’s status as a RIC or the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell assets, alter its portfolio or take other action in order to comply with the final determination.

Tax Treatment of Fund Shareholders

Fund Distributions. In general, Fund distributions are subject to federal income tax when paid, regardless of whether they consist of cash or property or are re-invested in Fund shares. However, any Fund distribution declared in October, November or December of any calendar year and payable to shareholders of record on a specified date during such month will be deemed to have been received by each Fund shareholder on December 31 of such calendar year, provided such dividend is actually paid during January of the following calendar year.

Distributions of a Fund’s net investment income (other than, as discussed below, qualifying dividend income) and net short-term capital gains are taxable as ordinary income to the extent of the Fund’s current or accumulated earnings and profits. Distributions of a Fund’s net long-term capital gains in excess of net short-term capital losses are taxable as long-term capital gain to the extent of the Fund’s current or accumulated earnings and profits, regardless of a Fund shareholder’s holding period in the Fund’s shares. Distributions of qualifying dividend income are taxable as long-term capital gain to the extent of the Fund’s current or accumulated earnings and profits, provided that the Fund shareholder meets certain holding period and other requirements with respect to the distributing Fund’s shares and the distributing Fund meets certain holding period and other requirements with respect to its dividend-paying stocks.

The Fund intends to distribute its long-term capital gains at least annually. However, by providing written notice to its shareholders no later than 60 days after its year-end, a Fund may elect to retain some or all of its long-term capital gains and designate the retained amount as a “deemed distribution.” In that event, the Fund pays income tax on the retained long-term capital gain, and each Fund shareholder recognizes a proportionate share of the Fund’s undistributed long-term capital gain. In addition, each Fund shareholder can claim a refundable tax credit for the shareholder’s proportionate share of the Fund’s income taxes paid on the undistributed long-term capital gain and increase the tax basis of the Fund shares by an amount equal to the shareholder’s proportionate share of the Fund’s undistributed long-term capital gains, reduced by the amount of the shareholder’s tax credit.

Long-term capital gains of non-corporate Fund shareholders (i.e., individuals, trusts and estates) are taxed at a maximum rate of 20%. In addition, Fund distributions of qualifying dividend income to non-corporate Fund shareholders qualify for taxation at long-term capital gain rates.

To the extent that the Fund makes a distribution of income received by such Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Investors considering buying Fund shares just prior to a distribution should be aware that, although the price of the Fund shares purchased at such time may reflect the forthcoming distribution, such distribution nevertheless may be taxable (as opposed to a non-taxable return of capital).

REIT/REMIC Investments. The Fund may invest in REITs owning residual interests in real estate mortgage investment conduits (“REMICs”). Income from a REIT to the extent attributable to a REMIC residual interest (known as “excess inclusion” income) is allocated to a Fund’s shareholders in proportion to the dividends received from the Fund, producing the same income tax consequences as if the Fund shareholders directly received the excess inclusion income. In general, excess inclusion income (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes “unrelated business taxable income” to certain entities (such as a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity), and (iii) in the case of a foreign shareholder, does not qualify for any withholding tax reduction or exemption. In addition, if at any time during any taxable year certain types of entities own Fund shares, the Fund will be subject to a tax equal to the product of (i) the excess inclusion income allocable to such entities and (ii) the highest U.S. federal income tax rate imposed on corporations. The Fund is also subject to information reporting with respect to any excess inclusion income.

Investment in Master Limited Partnerships. The Fund may purchase interests in one or more master limited partnerships that are treated as publicly traded partnerships under the Code. In general, when a regulated investment company, such as the Fund, invests in a partnership (including a publicly traded partnership), the Fund is treated as realizing its share of the partnership’s income and holding its share of the assets of the partnership on a pass through basis for purposes of applying the qualifying income tests and the asset diversification tests. However, if the Fund invests in a publicly traded partnership which is treated as a qualified public partnership under the Code, all of the Fund’s income from the partnership will be treated as “good income” for purposes of the qualifying income tests, rather than just the amount of the income that is “good income” on a pass through basis. In applying the asset diversification tests to an investment in a qualified publicly traded partnership, no more than 5% of the value of the Fund’s assets can be invested in the securities of any one qualified publicly traded partnership and no more than 25% of the value of the Fund’s total assets may be invested in the securities of qualified publicly traded partnerships. The Fund expects to limit its investments in qualified publicly traded partnerships within these limits, which could result in the Fund not investing in the securities of these types of partnerships notwithstanding that the stocks of these partnerships have recently announced or recently undergone a stock split. On the other hand, if the Fund were to exceed these investment limits, investors’ after-tax investment results could be adversely impacted.

Sales of Fund Shares. Any capital gain or loss realized upon a sale of Fund shares is treated generally as a long-term gain or loss if the Fund shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on the sale of Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares.

Creation Basket Issues and Redemptions. On an issue of Standard Creation Fund shares as part of a Creation Basket, an Authorized Participant recognizes capital gain or loss equal to the difference between (i) the fair market value (at issue) of the issued Fund shares (plus any cash received by the Authorized Participant as part of the issue) and (ii) the Authorized Participant’s aggregate basis in the exchanged securities (plus any cash paid by the Authorized Participant as part of the issue). On a redemption of Standard Creation Fund shares as part of a Creation Basket, an Authorized Participant recognizes capital gain or loss equal to the difference between (i) the fair market value (at redemption) of the securities received (plus any cash received by the Authorized Participant as part of the redemption) and (ii) the Authorized Participant’s basis in the redeemed Fund shares (plus any cash paid by the Authorized Participant as part of the redemption). However, the IRS may assert, under the “wash sale” rules or on the basis that there has been no significant change in the Authorized Participant’s economic position, that any loss on an issue or redemption of Creation Baskets cannot be deducted currently.

In general, any capital gain or loss recognized upon the issue or redemption of Fund shares (as components of a Creation Basket) is treated either as long-term capital gain or loss, if the deposited securities (in the case of an issue) or the Fund shares (in the case of a redemption) have been held for more than one year, or otherwise as short-term capital gain or loss. However, any capital loss on a redemption of Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares.

The Fund may be subject to foreign income taxes and may be able to elect to pass-along such credit to its shareholders. If this election is available and the Fund elects such treatment, the amount of such credit will be treated as an additional distribution by the Fund and, subject to various limitations of the Code, its shareholders will be entitled to claim a foreign tax credit to offset their tax liability. Please consult your tax advisor regarding whether you will be able to use such credit against your tax liability.

In addition, if applicable to a shareholder, a 3.8% Medicare tax will be imposed on net investment income. Please consult your tax advisor regarding this tax.

Back-Up Withholding. The Fund may be required to report certain information on a Fund shareholder to the IRS and withhold federal income tax (“backup withholding”) at a 28% rate from all taxable distributions and redemption proceeds payable to the Fund shareholder if the Fund shareholder fails to provide the Fund with a correct taxpayer identification number (or, in the case of a U.S. individual, a social security number) or a completed exemption certificate (e.g., an IRS Form W-8BEN in the case of a foreign Fund shareholder) or if the IRS notifies the Fund that the Fund shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a Fund shareholder’s federal income tax liability.

Tax Shelter Reporting Regulations. If a Fund shareholder recognizes a loss with respect to Fund shares of $2 million or more (for an individual Fund shareholder) or $10 million or more (or a greater loss over a combination of years) for a corporate stockholder in any single taxable year, the Fund shareholder must file a disclosure statement with the IRS. Significant penalties may be imposed upon the failure to comply with these reporting rules.

Special Issues for Foreign Shareholders

In general. If a Fund shareholder is not a U.S. citizen or resident or if a Fund shareholder is a foreign entity, the Fund’s ordinary income dividends (including distributions of net short-term capital gains and other amounts that would not be subject to U.S. withholding tax if paid directly to foreign Fund shareholders) will be subject, in general, to withholding tax at a rate of 30% (or at a lower rate established under an applicable tax treaty). However, for Fund tax years that begin on or before December 31, 2013, interest-related dividends and short-term capital gain dividends generally will not be subject to withholding tax; provided that the foreign Fund shareholder furnishes the Fund with a completed IRS Form W-8BEN (or acceptable substitute documentation) establishing the Fund shareholder’s status as foreign and that the Fund does not have actual knowledge or reason to know that the foreign Fund shareholder would be subject to withholding tax if the foreign Fund shareholder were to receive the related amounts directly rather than as dividends from the Fund.

Under current law, gain on a sale of Fund shares or an exchange of such stockholder’s shares of the Fund will be exempt from U.S. federal income tax (including withholding at the source) unless (i) in the case of an individual foreign Fund shareholder, the Fund shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (ii) at any time during the shorter of the period during which the foreign Fund shareholder held such shares of the Fund and the five-year period ending on the date of the disposition of those shares, the Fund was a “U.S. real property holding corporation” (as defined below) and the foreign Fund shareholder actually or constructively held more than 5% of the Fund shares of the same class. In the case of a disposition described in clause (ii) of the preceding sentence, the gain would be taxed in the same manner as for a domestic Fund shareholder and in certain cases will be collected through withholding at the source in an amount equal to 10% of the sales proceeds.

Unless treated as a “domestically-controlled” RIC, a Fund will be a “U.S. real property holding corporation” if the fair market value of its U.S. real property interests (which includes shares of U.S. real property holding corporations and certain participating debt securities) equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. A “domestically controlled” RIC is any RIC in which at all times during the relevant testing period 50% or more in value of the RIC’s stock was owned by U.S. persons. This provision relating to domestically controlled regulated investment companies generally will not apply after December 31, 2013.

To claim a credit or refund for any Fund-level taxes on any undistributed long-term capital gains (as discussed above) or any taxes collected through withholding, a foreign Fund shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the foreign Fund shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. income tax return.

Investments in U.S. Real Property. In general, if a Fund is a “U.S. real property holding corporation,” (determined without the exception for “domestically-controlled” RICs and publicly-traded RICs) distributions by the Fund attributable to gains from “U.S. real property interests” (including gain on the sale of shares in certain “non-domestically controlled” REITs and certain capital gain dividends from REITs) will be treated as income effectively connected to a trade or business within the United States, subject generally to tax at the same rates applicable to domestic Fund shareholders and, in the case of the foreign corporate Fund shareholder, a “branch profits” tax at a rate of 30% (or other applicable lower rate). Such distributions will be subject to U.S. withholding tax and will generally give rise to an obligation on the part of the foreign stockholder to file a U.S. federal income tax return.

Even if a Fund is treated as a U.S. real property holding company, distributions on and sales of the Fund shares will not be treated as income effectively connected with a U.S. trade or business in the case of a foreign Fund shareholder owning (for the applicable period) 5% or less (by class) of the Fund shares. In general, these provisions generally will not apply after December 31, 2013, provided, however, that such provisions will continue to apply thereafter in respect of distributions by a regulated investment company that is a U.S. real property holding corporation or would be so treated for this purpose to the extent such distributions are attributable to certain capital gain dividends from REITs. Investors are advised to consult their own tax advisers with respect to the application to their own circumstances of the above-described rules.

Foreign stockholders that engage in certain “wash sale” and/or substitute dividend payment transactions the effect of which is to avoid the receipt of distributions from the Fund that would be treated as gain effectively connected with a United States trade or business will be treated as having received such distributions. All shareholders of the Fund should consult their tax advisers regarding the application of these rules.

Recently enacted legislation will subject foreign shareholders to U.S. withholding tax of 30% on all U.S. source income (including all dividends from the Fund) beginning July 1, 2014, and gross proceeds from the sale of U.S. stocks and securities (including the sale of Fund shares) beginning in 2017, unless they comply with certainly newly-enacted reporting requirements. Complying with such requirements will require the shareholder to provide and certify certain information about itself and (where applicable) its beneficial owners, and foreign financial institutions generally will be required to enter in an agreement with the U.S. Internal Revenue Service to provide it with certain information regarding such shareholder’s account holders. Please consult your tax advisor regarding this tax.

OTHER INFORMATION

The Fund is not sponsored, endorsed, sold or promoted by the Listing Exchange. The Listing Exchange makes no representation or warranty, express or implied, to the owners of shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to achieve its objective. The Listing Exchange has no obligation or liability in connection with the administration, marketing or trading of the Fund.

For purposes of the 1940 Act, the Fund is a registered investment company, and the acquisition of shares by other registered investment companies and companies relying on an exemption from registration as an investment company under Section 3(c)(1) or 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as permitted by an exemptive order that permits such otherwise restricted registered investment companies from acquiring shares, beyond the limits, particularly on the amount and value, detailed in Section 12(d)(1) of the 1940 Act.

Shareholder inquiries may be made by writing to the Trust, c/o USCF Advisers LLC, 1999 Harrison Street, Suite 1530, Oakland, California 94612.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholder of USCF ETF Trust – Stock Split Index Fund:

We have audited the accompanying statement of assets and liabilities of Stock Split Index Fund (the “Fund”), a series of the USCF ETF Trust, as of June 26, 2014. This statement of assets and liabilities is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this statement of assets and liabilities based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of USCF ETF Trust and its series, Stock Split Index Fund, as of June 26, 2014, in conformity with accounting principles generally accepted in the United States of America.

/s/ Spicer Jeffries LLP

Greenwood Village, Colorado

June 27, 2014

FINANCIAL STATEMENTS

USCF ETF TRUST – STOCK SPLIT INDEX FUND

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 26, 2014

ASSETS:
Cash	$100,000

Total Assets	$100,000

Paid in Capital	$100,000

NET ASSETS	$100,000

Shares outstanding (unlimited amount Authorized, $0.01 par value)	6,667

Net asset value, offering price, and redemption price per share	$15.00

The accompanying notes are an integral part of the Statements of Assets and Liabilities.

Note 1: Organization

The Stock Split Index Fund (the “Fund”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is a series of the USCF ETF Trust, a registered open-end investment company organized as a Delaware trust on November 8, 2013, as amended and restated on June 16, 2014. The Fund has no operations through June 26, 2014, other than matters relating to organization and sale of its shares to USCF Advisers LLC, the sole shareholder of the Fund. The Fund’s advisor is USCF Advisers LLC.

The Fund is an exchange-traded fund (“ETF”) that seeks to track the price and yield performance, before fees and expenses, of the 2 For 1 Index (the “Index”). The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Index. The Fund generally uses a replication strategy to achieve its investment objective, meaning it generally will invest in substantially all of the securities in the Index in approximately the same proportions as the Index. Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. In addition the Fund may invest in cash and cash equivalents or money market instruments.

The Index is an equally-weighted index, rebalanced monthly, comprised of companies listed on a U.S. Exchange, such as the New York Stock Exchange (“NYSE”) and NASDAQ Global Market, that have recently undergone a stock split of two new shares for every one existing share (or, in some cases, an exchange ratio of greater than two shares for one share). Under normal market circumstances, the Index will consist of 30 stocks. The Fund is non-diversified. The Index can consist of both domestic and foreign stock, as long as such stock is traded on a U.S. Exchange. The Index is only comprised of common stock. The Index is based on the model portfolio of the stocks of companies that have recently split as published each month in the “2 for 1 Newsletter” (the “Newsletter”). The Newsletter is an investment newsletter that publishes research and analysis, including a model portfolio (the “Model Portfolio”), on US listed stocks that have recently split. It has been published monthly since 1996.

The Newsletter and the Index typically add one new company each month to the list of companies and typically remove one company from the list. The company stock being added will be a stock that has recently undergone a stock split, usually within the last month or two of its inclusion. The company stock being removed is typically the stock that has been in the portfolio the longest. As a result, under most circumstances, a selected company stock will remain in the portfolio for no more than 30 months. The company stocks selected may be from a wide range of industries and from a wide range of market capitalizations.

The Index is sponsored by Neil Macneale, Inc. (the “Index Provider”). The Index Provider is also the publisher of the Newsletter and has been since 1996. Neither the Index Provider nor the Newsletter is a registered investment adviser. The Index Provider is not affiliated with the Fund’s investment adviser, USCF Advisers LLC (the “Adviser”). The Index’s daily values will be compiled and distributed by NYSE Arca, Inc. (the “Index Calculation Agent”). Neither the Index Provider nor the Index Calculation Agent is affiliated with the Trust, Fund, Adviser or the Distributor (as defined below) or with any affiliate of these companies. The Index Calculation Agent, in consultation with the Index Provider, determines the composition of the Index and relative weightings of the securities of the Index. The Index Calculation Agent publishes information regarding the market value of the Index.

The Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the types of securities suggested by its name (i.e., investments connoted by the Index). The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its Index, and there can be no guarantee that a Fund will achieve a high degree of correlation.

The quantity of holdings in the Fund using a representative sampling strategy will be based on a number of factors, including asset size of the Fund. In addition, from time to time, securities are added to or removed from the Index and consequently the attributes of the Index, such as sectors or industries represented in the Index and weightings, may change. The Fund may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, in anticipation of their removal from or addition to the Index or to reflect various corporate actions or other changes to the Index. Further, the Fund may overweight or underweight securities in the Index, purchase or sell securities not in the Index, or utilize various combinations of other available techniques, in seeking to track the Index.

The Fund may invest in other investments that the Fund believes will help it track its Index, including cash, cash equivalents, and money market funds.

Note 2: Significant Accounting Policies

The preparation of the Statement of Assets and Liabilities in accordance with accounting principles generally accepted in the United States of America required management to make estimates and assumptions that affect the reported amounts and disclosures in the Statements of Assets and Liabilities. Actual results could differ from these estimates. The Fund intends to comply in its initial fiscal year and thereafter with provisions of the Internal Revenue Code applicable to regulated investment companies and as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) distributed to Shareholders. The Fund is an investment company and follows the accounting and reporting guidance in FASB Topic 946.

Note 3: Fees and Expenses

USCF Advisers LLC has agreed to bear the organization and offering costs of the Fund. USCF Advisers LLC is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio and certain other services necessary for the management of the portfolio. USCF Advisers LLC will manage the investment of the Fund’s assets and will be responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Advisory Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, fees pursuant to a 12b-1 plan, if any, and agreed to pay USCF Advisers LLC an annual management fee equal to 0.55% of its average daily net assets.

USCF Advisers LLC has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage commissions and other expenses that are capitalized in accordance with generally accepted accounting principles, dividend, interest and brokerage expenses paid, acquired fund fees and expenses, if any, extraordinary expenses, if any, and payments, if any, under the Rule 12b-1 Plan) to not more than 0.55% of the average daily net assets for the Fund for the period from the Fund’s inception until December 31, 2015.

USCF Advisers LLC may terminate the Expense Limitation Agreement at any time after December 31, 2015, but upon not less than 90 days’ notice to the Fund. The terms of the Expense Limitation Agreement may be revised upon renewal, if renewed. USCF Advisers LLC is permitted to recoup from the Fund previously waived advisory fees or reimbursed expenses for three years from the fiscal year in which fees were waived or expenses reimbursed, as long as such recoupment does not cause the Fund’s operating expenses to exceed the expense cap that was applicable during the period in which the fees were waived or expenses were reimbursed.

Note 4: Capital

Subsequent to the Fund’s organization, shares will be created and redeemed by the Fund only in large blocks consisting of 20,000 shares. Each block of 20,000 shares created is called a “Creation Basket”; each block of 20,000 shares redeemed is called a “Redemption Basket.” As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements, called “Authorized Participants” (“APs”), can purchase or redeem Creation Baskets or Redemption Baskets, respectively. Transaction fees, based on the composition of the securities included in the Fund’s portfolio, are charged to those APs creating or redeeming Creation Baskets or Redemption Baskets, respectively. The Fund intends to affect most Creation Baskets or Redemption Baskets in-kind, because of the nature of the Fund’s underlying investments.

The Semi-Annual Report to shareholders as of December 31, 2014, and for the six month period then ended is a separate document supplied with this SAI, and the unaudited financial statements, including the financial highlights and accompanying notes are incorporated by reference into this SAI. You may request a copy of the Trust’s Semi-Annual Report at no charge by calling 1-800-920-0259 during normal business hours.

APPENDIX A

SUMMARY OF PROXY VOTING POLICY AND PROCEDURES

The Adviser exercises its proxy voting rights with regard to the holdings in the Fund’s investment portfolio with the goals of maximizing the value of the Fund’s investments, promoting accountability of a company’s management and board of directors (collectively, the “Management”) to its shareholders, aligning the interests of Management with those of shareholders, and increasing transparency of a company’s business and operations.

The Adviser seeks to avoid material conflicts of interest by applying detailed, pre-determined proxy voting guidelines (the “Voting Guidelines”) in an objective and consistent manner and without consideration of any relationship factors.

All proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. These guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized under the Voting Guidelines will be voted in accordance with any applicable guidelines. Proposals that cannot be categorized under the Voting Guidelines will be referred to the Portfolio Oversight Committee for discussion and vote. Additionally, the Portfolio Oversight Committee may review any proposal where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, the Adviser weighs the cost of voting, and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote.

A-1